UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2020
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky			001-33998	61-0156015
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400
Louisville	,	Kentucky		40222
(Address of Principal Executive Offices)				(Zip Code)
(502)-636-4400
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry Into a Material Definitive Agreement.

On March 16, 2020, Churchill Downs Incorporated, a Kentucky corporation (the “Company”), entered into an amendment (the “Amendment”) to its Credit Agreement (as amended, the “Credit Agreement”), dated December 27, 2017, among the Company, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders and other financial institutions party thereto.
The Amendment extends the maturity for the Company’s revolving credit facility to at least September 27, 2024, which is 91 days prior to the latest maturity date of the Company’s term loan facility on December 27, 2024. Previously, the maturity date of the revolving credit facility was December 27, 2022.
The interest rates applicable to the Company’s borrowings under the Credit Agreement are LIBOR-based plus a spread, determined by the Company’s consolidated total net leverage ratio. The Amendment, among other things, lowers the upper limit of the applied spreads with respect to revolving loans from 2.25% to 1.75% and for commitment fees with respect thereto from 0.35% to 0.30%, and generally offers a reduced pricing schedule for outstanding borrowings and commitment fees with respect to the revolving credit facility across all other leverage pricing levels. The interest rates applicable to borrowings under the facilities are LIBOR-based plus a spread, determined by the Company’s consolidated total net leverage ratio. The Amendment does not alter the Company’s borrowing capacity.
The foregoing description is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On March 16, 2020, the Company issued a press release announcing the entry into the Amendment. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference. The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
The following material is being furnished as an exhibit to the Current Report on Form 8-K.

Exhibit Number	Description
10.1	First Amendment to Credit Agreement, dated March 16, 2020, among Churchill Downs Incorporated, the subsidiary guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., and PNC Bank, National Association
99.1	Press Release, dated March 16, 2020, of Churchill Downs Incorporated announcing the entry into the Amendment to the Credit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
March 16, 2020	/s/ Marcia A. Dall
By: Marcia A. Dall
Title: Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)